Exhibit 10.1 EXECUTION VERSION REGISTRATION RIGHTS AGREEMENT by and among WESCO Distribution, Inc., WESCO International, Inc. and Goldman, Sachs & Co., as Representative of the Initial Purchasers Dated as of June 15, 2016

2 REGISTRATION RIGHTS AGREEMENT This Registration Rights Agreement (this “Agreement”) is made and entered into as of June 15, 2016, by and among WESCO Distribution, Inc., a Delaware corporation (the “Compa- ny”), WESCO International, Inc., a Delaware corporation and the parent of the Company (the “Guarantor”), and Goldman, Sachs & Co., for itself and as representative (the “Representative”), of the several initial purchasers named in Schedule A to the Purchase Agreement (as defined be- low) (collectively, the “Initial Purchasers”), each of whom has agreed to purchase the Compa- ny’s 5.375% Senior Notes due 2024 (the “Initial Notes”) fully and unconditionally guaranteed by the Guarantor (the “Guarantee”) pursuant to the Purchase Agreement. The Initial Notes and the Guarantee attached thereto are herein collectively referred to as the “Initial Securities.” This Agreement is made pursuant to the Purchase Agreement, dated June 2, 2016 (the “Purchase Agreement”), among the Company, the Guarantor and the Representative (i) for the benefit of the Initial Purchasers and (ii) for the benefit of the holders from time to time of the Ini- tial Securities, including the Initial Purchasers. In order to induce the Initial Purchasers to pur- chase the Initial Securities, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 5(f) of the Purchase Agreement. The parties hereby agree as follows: SECTION 1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings: Additional Interest: As defined in Section 5 hereof. Advice: As defined in Section 6(c) hereof. Blackout Period: As defined in Section 4(a) hereof. Broker-Dealer: Any broker or dealer registered under the Exchange Act. Business Day: Any day other than a Saturday, Sunday or U.S. federal holiday or a day on which banking institutions or trust companies located in New York, New York are authorized or obligated to be closed. Closing Date: The date of this Agreement. Commission: The Securities and Exchange Commission. Consummate: A registered Exchange Offer shall be deemed “Consummated” for pur- poses of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securi- ties Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum pe- riod required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company to the Regis-

3 trar under the Indenture of Exchange Securities in the same aggregate principal amount as the aggregate principal amount of Initial Securities that were tendered by Holders thereof pursuant to the Exchange Offer. Effectiveness Target Date: As defined in Section 5 hereof. Exchange Act: The Securities Exchange Act of 1934, as amended. Exchange Offer: The registration by the Company under the Securities Act of the Ex- change Securities pursuant to a Registration Statement, pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities that are eligible under the Commis- sion’s guidance to participate in such exchange offer the opportunity to exchange all such out- standing Transfer Restricted Securities held by such Holders for Exchange Securities in an ag- gregate principal amount equal to the aggregate principal amount of the Transfer Restricted Se- curities tendered in such exchange offer by such Holders. Exchange Offer Registration Statement: The Registration Statement relating to the Ex- change Offer, including the related Prospectus. Exchange Securities: The 5.375% Senior Notes due 2024, of the same series under the Indenture as the Initial Notes, and the Guarantee attached thereto, to be issued to Holders in ex- change for Transfer Restricted Securities pursuant to this Agreement. FINRA: Financial Industry Regulatory Authority. Holder: As defined in Section 2(b) hereof. Indemnified Holder: As defined in Section 8(a) hereof. Indenture: The Indenture, dated as of June 15, 2016, by and among the Company, the Guarantor and U.S. Bank National Association, as trustee (the “Trustee”), pursuant to which the Securities are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof. Initial Notes: As defined in the preamble hereto. Initial Placement: The issuance and sale by the Company of the Initial Securities to the Initial Purchasers pursuant to the Purchase Agreement. Initial Purchasers: As defined in the preamble hereto. Initial Securities: As defined in the preamble hereto. Interest Payment Date: As defined in the Indenture and the Initial Securities. Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

4 Prospectus: The prospectus included in a Registration Statement, as amended or sup- plemented by any prospectus supplement and by all other amendments thereto, including post- effective amendments, and all material incorporated by reference into such Prospectus. Registration Default: As defined in Section 5 hereof. Registration Statement: Any registration statement of the Company relating to (a) an of- fering of Exchange Securities pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursu- ant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein. Securities: The Initial Securities and the Exchange Securities. Securities Act: The Securities Act of 1933, as amended. Shelf Registration Statement: As defined in Section 4(a) hereof. Transfer Restricted Securities: Each Initial Security, until the earliest to occur of (a) the date on which such Initial Security is exchanged in the Exchange Offer for an Exchange Security entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (b) the date on which the resale of such Initial Secu- rity has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement and (c) the date on which such Initial Security is distributed to the public by a Broker-Dealer pursuant to the “Plan of Distribution” contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein except when afforded an exception to delivery requirements by Rule 172 under the Securities Act). Trust Indenture Act: The Trust Indenture Act of 1939, as amended. Underwritten Registration or Underwritten Offering: A transaction registered under the Securities Act in which securities of the Company are sold to an underwriter for reoffering to the public. SECTION 2. Securities Subject to this Agreement. (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities. (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a “Holder”) whenever such Person owns Transfer Restricted Securities. SECTION 3. Registered Exchange Offer. (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) hereof have been complied

5 with), or there are no Transfer Restricted Securities outstanding, each of the Company and the Guarantor shall (i) cause to be filed with the Commission a Registration Statement under the Se- curities Act relating to the Exchange Securities and the Exchange Offer, (ii) use its commercially reasonable efforts to cause such Registration Statement to become effective, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be reasonably necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings in connection with the registration and qualification of the Exchange Securities to be made under the state securities or blue sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer and (iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer, if required pursuant to this Section 3(a), shall be on the appropriate form per- mitting registration of the Exchange Securities to be offered in exchange for the Transfer Re- stricted Securities and to permit resales of Initial Securities held by Broker-Dealers as contem- plated by Section 3(c) hereof. (b) If an Exchange Offer Registration Statement is required to be filed and declared effective pursuant to Section 3(a) above, the Company and the Guarantor shall cause the Ex- change Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 Business Days after the date notice of the Exchange Offer is mailed or sent to the Holders. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement. The Company shall use its commercially reasonable efforts to cause the Exchange Offer to be Consummated no later than the 450th day after the Closing Date (or if such 450th day is not a Business Day, the next succeed- ing Business Day). (c) The Company shall indicate in a “Plan of Distribution” section contained in the Prospectus forming a part of the Exchange Offer Registration Statement that any Broker-Dealer who holds Initial Securities that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Trans- fer Restricted Securities acquired directly from the Company), may exchange such Initial Securi- ties pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an “un- derwriter” within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by such Broker-Dealer in the Exchange Offer, which prospectus delivery re- quirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such “Plan of Distribution” section shall also con- tain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such “Plan of Distribution” shall not name any such Broker-Dealer or disclose the amount of Initial Securities held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

6 Each of the Company and the Guarantor shall use its commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) hereof to the extent necessary to ensure that it is available for resales of Initial Securities acquired by Broker-Dealers for their own ac- counts as a result of market-making activities or other trading activities, and to ensure that it con- forms in all material respects with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement is declared effective and (ii) the date on which a Broker-Dealer is no longer required to deliver a prospectus in connection with market-making or other trading activities. The Company shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such 180-day (or shorter as provided in the foregoing sentence) period in order to facilitate such resales. SECTION 4. Shelf Registration. (a) Shelf Registration. If (i) the Company is not required to file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a)(i) hereof have been complied with), (ii) for any reason the Exchange Offer is not Consum- mated by the 450th day after the Closing Date (or if such 450th day is not a Business Day, the next succeeding Business Day), or (iii) with respect to any Holder of Transfer Restricted Securi- ties (A) such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, (B) such Holder may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) such Holder is a Broker-Dealer and holds Initial Securities acquired directly from the Company or one of its affiliates, then, upon such Holder’s request, which shall be delivered to the Company in writing with a reasonable description as to the applicability of the foregoing clause (A), (B) or (C), the Company and the Guarantor shall: (x) use their commercially reasonable efforts to cause to be filed, in the case of the occurrence of an event described in Section 4(a)(i) or 4(a)(iii), within 60 days after the Company is made aware of the occurrence of the event, and, in the case of the occur- rence of an event described in Section 4(a)(ii), promptly following the 450th day after the Closing Date, a shelf registration statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in ei- ther event, the “Shelf Registration Statement”), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and (y) use their commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as promptly as practicable. Each of the Company and the Guarantor shall use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as

7 required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Initial Securities by the Holders of Transfer Restricted Securities enti- tled to the benefit of this Section 4(a), and to ensure that it conforms in all material respects with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time until the earlier of (i) one year following the effective date of such Shelf Registration Statement or (ii) the date when all the Initial Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement, provided that the Company may for a period of up to 60 days in any three-month pe- riod, not to exceed 90 days in any twelve-month period, suspend the use of the Prospectus if it reasonably determines that the Shelf Registration Statement is not usable under circumstances relating to corporate developments, public filings with the Commission and similar events (a “Blackout Period”). (b) Provision by Holders of Certain Information in Connection with the Shelf Regis- tration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 Business Days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed under the Securities Act or the Exchange Act (and any regulations under either statute), or in order to make the information pre- viously furnished to the Company by such Holder not materially misleading. SECTION 5. Additional Interest. If (i) the Exchange Offer has not been Consummat- ed by the 450th day after the Closing Date with respect to the Exchange Offer Registration Statement (or if such 450th day is not a Business Day, the succeeding Business Day) unless the Exchange Offer is not permitted by applicable law or Commission policy, (ii) the Shelf Registra- tion Statement, if required hereby, has not been filed or declared effective by the Commission by the 450th day after the Closing Date (or if such 450th day is not a Business Day, the succeeding Business Day) or (iii) a Shelf Registration Statement is required by this Agreement has been filed and declared effective but, subject to any Blackout Period, shall thereafter cease to be effec- tive without being succeeded promptly by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (i) through (iii), a “Registration Default”), the Company hereby agrees that the interest rate borne by the Transfer Restricted Securities shall be increased by 0.25% per annum during the 90-day period immediately following the occurrence of any Regis- tration Default (or combination of Registration Defaults) and shall increase by 0.25% per annum at the end of each subsequent 90-day period (such increase, “Additional Interest”), but in no event shall all such increases in the aggregate exceed 1.00% per annum, and in no event shall such increase exceed 0.25% per annum in any 90-day period regardless of how many Registra- tion Defaults occur in such 90-day period. Following the cure of all Registration Defaults relat- ing to any particular Transfer Restricted Securities, the interest rate borne by the relevant Trans- fer Restricted Securities will be reduced to the original interest rate borne by such Transfer Re- stricted Securities; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Transfer Restricted Securities shall again be increased pursuant to the foregoing provisions.

8 All obligations of the Company and the Guarantor set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full. SECTION 6. Registration Procedures. (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, if required pursuant to Section 3(a) hereof, the Company and the Guarantor shall comply with all of the provisions of Section 6(c) hereof, shall use their commercially reasonable efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution, and shall comply with all of the following provi- sions: (i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law or Commission policy, each of the Company and the Guarantor hereby agrees to either (A) seek a no-action let- ter or other favorable decision from the Commission allowing the Company and the Guarantor to Consummate an Exchange Offer for such Initial Securities or (B) file, in ac- cordance with Section 4(a), a Shelf Registration Statement. In the case of clause (A) above, each of the Company and the Guarantor hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commer- cially unreasonable action to effect a change of Commission policy. In the case of clause (A) above, where each of the Company and the Guarantor hereby agrees, however, to use commercially reasonable efforts to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a favorable resolution by the Commission staff of such submission. (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement: (1) Each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the let- ter of transmittal contemplated by the Exchange Offer Registration State- ment) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any Person to participate in, a distribution of the Exchange Securities to be issued in the Exchange Offer and (C) it is ac- quiring the Exchange Securities in its ordinary course of business. (2) All such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company’s preparations for the Exchange Of- fer.

9 (3) Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to partici- pate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action let- ters (which may include any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus deliv- ery requirements of the Securities Act in connection with a secondary re- sale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling secu- rity holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Holder in exchange for Initial Securities acquired by such Holder directly from the Company. (b) Shelf Registration Statement. If required pursuant to Section 4, in connection with the Shelf Registration Statement, each of the Company and the Guarantor shall comply with all the provisions of Section 6(c) hereof and shall use its commercially reasonable efforts to ef- fect such registration to permit the sale of the Transfer Restricted Securities being sold in ac- cordance with the intended method or methods of distribution thereof, and pursuant thereto each of the Company and the Guarantor will as soon as reasonably practicable after such obligation is triggered, in compliance with Section 4(a) hereof, prepare and file with the Commission a Regis- tration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof. (c) General Provisions. In connection with any Registration Statement and any Pro- spectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Initial Securities by Broker-Dealers), each of the Company and the Guarantor shall: (i) use its commercially reasonable efforts to keep such Registration State- ment continuously effective and provide all requisite financial statements (including, if required by the Securities Act or any regulation thereunder, financial statements of the Guarantor for the period specified in Section 3 or 4 hereof, as applicable); upon the oc- currence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be ef- fective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its commercially reasonable ef- forts to cause such amendment to be declared effective and such Registration Statement

10 and the related Prospectus to become usable for their intended purpose(s) as soon as rea- sonably practicable thereafter; (ii) prepare and file with the Commission such amendments and post-effective amendments to the applicable Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 here- of, as applicable, or such shorter period as will terminate when all Transfer Restricted Se- curities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply in all material respects with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Pro- spectus; (iii) advise the underwriter(s), if any, and selling Holders promptly and, if re- quested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Reg- istration Statement or amendments or supplements to the Prospectus or for additional in- formation relating thereto, (C) of the issuance by the Commission of any stop order sus- pending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Re- stricted Securities for offering or sale in any jurisdiction, or the initiation of any proceed- ing for any of the preceding purposes, (D) of the existence of any fact or the happening of any event known by the Company that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading in the light of the circumstances under which they were made. If at any time the Commission shall issue any stop order suspending the ef- fectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, each of the Company and the Guarantor shall use its commercially reasonable efforts to obtain the withdrawal or lifting of such order as soon as reasonably practicable; (iv) furnish without charge to each of the Initial Purchasers, each selling Hold- er named in any Registration Statement, and each of the underwriter(s), if any, before fil- ing with the Commission, copies of any Registration Statement or any Prospectus includ- ed therein or any amendments or supplements to any such Registration Statement or Pro- spectus, which documents will be subject to the review and reasonable comment of such Holders and underwriter(s) in connection with such sale, if any, for a period of at least two Business Days, and the Company will not file any such Registration Statement or

11 Prospectus or any amendment or supplement to any such Registration Statement or Pro- spectus to which an Initial Purchaser of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object in writing within two Business Days after the receipt thereof (such objection to be deemed timely made upon confirmation of telecopy transmission within such period); provided, howev- er, that, for the avoidance of doubt, this paragraph shall not apply to the Company’s an- nual report on Form 10-K, its quarterly reports on Form 10-Q, its current reports on Form 8-K or any other documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Ex- change Act (the “Exchange Act Documents”); provided further that the Company shall promptly notify Holders of the filing of any Exchange Act Documents and provide copies of such Exchange Act Documents as promptly as practicable following the filing thereof except such Exchange Act Documents or other filings related to the offering, registration or listing of, or other acts, events, circumstances or activities in respect of, other securi- ties and not to Transfer Restricted Securities; provided further however, that so long as the Company has filed each such Exchange Act Document with the Commission through its EDGAR filing system, the obligation to notify Holders of such filing and provide cop- ies thereof shall be deemed to have been satisfied by the Company for all purposes under this paragraph. The objection of an Initial Purchaser or underwriter, if any, shall be deemed to be reasonable if such Registration Statement, amendment, Prospectus or sup- plement, as applicable, as proposed to be filed, contains a material misstatement or omis- sion; (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus (other than Exchange Act Docu- ments and other filings related to the offering, registration or listing of, or other acts, events, circumstances or activities in respect of, other securities and not to Transfer Re- stricted Securities), provide copies of such document to the Initial Purchasers, each sell- ing Holder named in any Registration Statement, and to the underwriter(s), if any, make the Company’s and the Guarantor’s representatives available for discussion of such doc- ument and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, rea- sonably may request; (vi) make available at reasonable times for inspection by the Initial Purchasers, the managing underwriter(s), if any, participating in any disposition pursuant to such Registration Statement and any attorney or accountant retained by such Initial Purchasers or any of the underwriter(s), all financial and other records, pertinent corporate docu- ments and properties of each of the Company and the Guarantor and cause the Compa- ny’s and the Guarantor’s officers, directors and employees to supply all information rea- sonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness and to participate in meetings with inves- tors to the extent requested by the managing underwriter(s), if any; (vii) if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and un-

12 derwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securi- ties being sold to such underwriter(s), the purchase price being paid therefor and any oth- er terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company is notified of the matters to be in- corporated in such Prospectus supplement or post-effective amendment; (viii) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Initial Securities covered thereby or the underwriter(s), if any; (ix) upon request furnish to each Initial Purchaser, each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference); (x) deliver to each selling Holder and each of the underwriter(s), if any, with- out charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; each of the Company and the Guarantor hereby consents to the use of the Prospectus and any amendment or supplement thereto as required by law by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supple- ment thereto; (xi) enter into such customary agreements (including an underwriting agree- ment), and make such customary and reasonable representations and warranties, and take all such other customary and reasonable actions in connection therewith in order to expe- dite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Shelf Registration Statement contemplated by this Agreement, all to such extent as may be rea- sonably requested by any Initial Purchaser or by any Holder of Transfer Restricted Secu- rities or underwriter in connection with any sale or resale pursuant to any such Shelf Reg- istration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registra- tion, each of the Company and the Guarantor shall: (A) furnish to each Initial Purchaser, each selling Holder and each un- derwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offer- ings, upon the date of the Consummation of the Exchange Offer or, if applicable, the effectiveness of the Shelf Registration Statement:

13 (1) a certificate, dated the date of Consummation of the Ex- change Offer or the date of effectiveness of the Shelf Registration State- ment, as the case may be, signed by (y) the President or any Vice Presi- dent and (z) a principal financial or accounting officer of each of the Company and the Guarantor, confirming, as of the date thereof, the mat- ters set forth in paragraphs (i), (ii) and (iii) of Section 5(e) of the Purchase Agreement and such other matters as such parties may reasonably request; (2) an opinion, dated the date of Consummation of the Ex- change Offer or the date of effectiveness of the Shelf Registration State- ment, as the case may be, of in-house and/or outside counsel or counsels for the Company and the Guarantor, covering the matters set forth in Sec- tion 5(c) of the Purchase Agreement (as such matters are applicable in the context of the Consummation of the Exchange Offer or the date of effec- tiveness of a Shelf Registration Statement as the case may be) and in any event including a statement to the effect that each such counsel has partic- ipated in conferences with officers and other representatives of the Com- pany and the Guarantor, representatives of the independent public ac- countants for the Company and the Guarantor, representatives of the un- derwriter(s), if any, and counsel to the underwriter(s), if any, in connection with the preparation of such Registration Statement and the related Pro- spectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not inde- pendently verified the accuracy, completeness or fairness of such state- ments; and that such counsel advises that, on the basis of the foregoing, no facts came to such counsel’s attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omit- ted to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstanc- es under which they were made, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Con- summation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances under which they were made. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration State- ment contemplated by this Agreement or the related Prospectus; and (3) solely in connection with an underwritten offering, a cus- tomary comfort letter, dated the date of effectiveness of the Shelf Registra- tion Statement, from the Company’s independent accountants, in the cus-

14 tomary form and covering matters of the type customarily requested to be covered in comfort letters by underwriters in connection with primary un- derwritten offerings, and covering or affirming the matters set forth in the comfort letters delivered pursuant to Section 5(a) of the Purchase Agree- ment, without material exception; (B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with Section 6(c)(xi)(A) hereof and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company or the Guarantor pursuant to this Section 6(c)(xi), if any. If at any time the representations and warranties of the Company and the Guaran- tor contemplated in Section 6(c)(xi)(A)(1) hereof cease to be true and correct, the Com- pany or the Guarantor shall so advise the Initial Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing; (xii) prior to any public offering of Transfer Restricted Securities, reasonably cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the state securities or blue sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things rea- sonably necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that none of the Company or the Guarantor shall be required to register or quali- fy as a foreign corporation where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not then so subject; (xiii) shall issue, upon the request of any Holder of Initial Securities covered by the Shelf Registration Statement, Exchange Securities having an aggregate principal amount equal to the aggregate principal amount of Initial Securities surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Ex- change Securities to be registered in the name of such Holder or in the name of the pur- chaser(s) of such Securities, as the case may be; in return, the Initial Securities held by such Holder shall be surrendered to the Company for cancellation; (xiv) reasonably cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and where appropriate not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered

15 in such names as the Holders or the underwriter(s), if any, may request at least two Busi- ness Days prior to any sale of Transfer Restricted Securities made by such Holders or un- derwriter(s); (xv) use its commercially reasonable efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in Section 6(c)(xii) here- of; (xvi) if any fact or event contemplated by Section 6(c)(iii)(D) hereof shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading in the light of the circumstances under which they were made; (xvii) provide a CUSIP number for all Securities not later than the effective date of the Registration Statement covering such Securities and provide the Trustee under the Indenture with printed certificates for such Securities which are in a form eligible for de- posit with the Depository Trust Company and take all other action necessary to ensure that all such Securities are eligible for deposit with the Depository Trust Company; (xviii) reasonably cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter (in- cluding any “qualified independent underwriter”) that is required to be retained in ac- cordance with the rules and regulations of FINRA; (xix) otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 under the Securities Act (which need not be audit- ed) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or best ef- forts Underwritten Offering or (B) if not sold to underwriters in such an offering, begin- ning with the first month of the Company’s first fiscal quarter commencing after the ef- fective date of the Registration Statement; (xx) use its commercially reasonable efforts to cause the Indenture to be quali- fied under the Trust Indenture Act not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Initial Securities to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute and use its commercially reasonable efforts to cause the Trustee to execute, all documents that may be reasonably required to effect such

16 changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; (xxi) use its commercially reasonable efforts to cause all Initial Securities cov- ered by the Registration Statement to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed if re- quested by the Holders of a majority in aggregate principal amount of Initial Securities or the managing underwriter(s), if any; and (xxii) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Ex- change Act. Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Se- curities pursuant to the applicable Registration Statement until such Holder’s receipt of the cop- ies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or un- til it is advised in writing (the “Advice”) by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was cur- rent at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and in- cluding the date when each selling Holder covered by such Registration Statement shall have re- ceived the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice; provided, however, that no such extension shall be tak- en into account in determining whether Additional Interest is due pursuant to Section 5 hereof or the amount of such Additional Interest, it being agreed that the Company’s option to suspend use of a Registration Statement pursuant to this paragraph shall be treated as a Registration Default for purposes of Section 5 hereof. Each Holder will furnish to the Company such information regarding such Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time rea- sonably request in writing, but only to the extent such information is required to comply with the Securities Act or any relevant state securities or Blue Sky law or obligation. SECTION 7. Registration Expenses. (a) All reasonable expenses incident to the Company’s and the Guarantor’s perfor- mance of or compliance with this Agreement will be borne by the Company and the Guarantor, jointly and severally, regardless of whether a Registration Statement becomes effective, includ- ing, without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with FINRA (and, if applicable, the reasonable fees and out-of-

17 pocket expenses of any “qualified independent underwriter” and its counsel that may be required by the rules and regulations of FINRA)); (ii) all fees and expenses of compliance with federal securities and state securities or blue sky laws; (iii) all expenses of printing (including printing certificates for the Exchange Securities to be issued in the Exchange Offer and printing of Pro- spectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company, the Guarantor and, subject to Section 7(b) hereof, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing the Exchange Securities, if any, on a securities exchange or automated quotation system pursuant to the requirements thereof; and (vi) all fees and disbursements of independent certified public ac- countants of the Company and the Guarantor (including the expenses of any comfort letters re- quired by or incident to such performance). Each of the Company and the Guarantor will, in any event, bear its internal expenses (in- cluding, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Guarantor. (b) In connection with any Registration Statement required by this Agreement (in- cluding, without limitation, the Exchange Offer Registration Statement and the Shelf Registra- tion Statement), the Company and the Guarantor, jointly and severally, will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Of- fer and/or resold pursuant to the “Plan of Distribution” contained in the Exchange Offer Regis- tration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable out-of-pocket fees and disbursements for representation in such capacity of not more than one counsel, who shall be Cahill Gordon & Reindel LLP or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared. SECTION 8. Indemnification. (a) The Company and the Guarantor, jointly and severally, agree to indemnify and hold harmless (i) each Holder and (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the Per- sons referred to in this clause (ii) being hereinafter referred to as a “controlling person”) and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be re- ferred to as an “Indemnified Holder”), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including, without limita- tion, and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceed- ing by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder), joint or several, directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not mis- leading in the light of the circumstances under which they were made, except insofar as such

18 losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with infor- mation relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein. This indemnity agreement shall be in addition to any liability which the Company or the Guarantor may otherwise have. In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company or the Guarantor, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company and the Guarantor in writing; provided, however, that the failure to give such no- tice shall not relieve any of the Company or the Guarantor of its obligations pursuant to this Agreement except to the extent that the Company or the Guarantor, as applicable, has been mate- rially prejudiced by such failure (through the forfeiture of substantive rights and defenses). Such Indemnified Holder shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company and the Guarantor (regardless of whether it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder). The Company and the Guarantor shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceed- ings in the same jurisdiction arising out of the same general allegations or circumstances, be lia- ble for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Holders. The Company and the Guarantor shall be liable for any settlement of any such action or proceeding effected with the Company’s and the Guarantor’s prior written consent, which consent shall not be withheld unreasonably, and each of the Company and the Guarantor agrees to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company and the Guarantor. The Company and the Guarantor shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the en- try of judgment in or otherwise seek to terminate any pending or threatened action, claim, litiga- tion or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding. (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantor and their respective directors, officers of the Company and the Guarantor who sign a Registration Statement, and any Person control- ling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company or the Guarantor, and the respective officers, directors, partners, employees, repre- sentatives and agents of each such Person, to the same extent as the foregoing indemnity from the Company and the Guarantor to each of the Indemnified Holders, but only with respect to losses, claims, damages, liabilities, judgments, actions and expenses directly or indirectly caused by, related to, based on, arising out of or in connection with information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company, the Guarantor or their respective di- rectors or officers or any such controlling person in respect of which indemnity may be sought

19 against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Company and the Guarantor, and the Company, the Guarantor, their respective direc- tors and officers and such controlling person shall have the rights and duties given to each Hold- er by the preceding paragraph. (c) If the indemnification provided for in this Section 8 is unavailable to an indemni- fied party under Section 8(a) or (b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indem- nified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to re- flect the relative benefits received by the Company and the Guarantor, on the one hand, and the Holders, on the other hand, from the Initial Placement (which in the case of the Company and the Guarantor shall be deemed to be equal to the total net proceeds to the Company and the Guaran- tor from the Initial Placement), the amount of Additional Interest which did not become payable as a result of the filing of the Registration Statement resulting in such losses, claims, damages, liabilities, judgments actions or expenses, and such Registration Statement, or if such allocation is not permitted by applicable law, the relative fault of the Company and the Guarantor, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other rele- vant equitable considerations. The relative fault of the Company on the one hand and of the In- demnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor, on the one hand, or the Indemnified Holders, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and ex- penses referred to above shall be deemed to include, subject to the limitations set forth in the se- cond paragraph of Section 8(a) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The Company, the Guarantor and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with inves- tigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, none of the Holders (and its related Indemnified Holders) shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discount received by such Holder with respect to the Initial Securities exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute

20 pursuant to this Section 8(c) are several in proportion to the respective principal amount of Initial Securities held by each of the Holders hereunder and not joint. SECTION 9. Rule 144A. Each of the Company and the Guarantor hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make avail- able to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A under the Securities Act. SECTION 10. Participation in Underwritten Registrations. No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder’s Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements. SECTION 11. Selection of Underwriters. The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restrict- ed Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker(s) and managing underwriter(s) that will administer such offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities includ- ed in such offering; provided, however, that such investment banker(s) and managing underwrit- er(s) must be reasonably satisfactory to the Company. SECTION 12. Miscellaneous. (a) Remedies. Each of the Company and the Guarantor hereby agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for spe- cific performance that a remedy at law would be adequate. (b) No Inconsistent Agreements. Each of the Company and the Guarantor will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor the Guarantor has previously entered into any agreement granting any registration rights with respect to its securities to any Person, which agreement continues to be in effect. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Compa- ny’s or any of the Guarantor’s securities under any agreement in effect on the date hereof. (c) Adjustments Affecting the Initial Securities. The Company will not take any ac- tion, or permit any change to occur, with respect to the Initial Securities that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer. (d) Amendments and Waivers. The provisions of this Agreement may not be amend- ed, modified or supplemented, and waivers or consents to or departures from the provisions

21 hereof may not be given unless the Company has (i) consented in writing, (ii) in the case of Sec- tion 5 hereof and this Section 12(d)(i), obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (iii) in the case of all other provisions hereof, obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Re- stricted Securities (excluding any Transfer Restricted Securities held by the Company or its Af- filiates). Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursu- ant to the Exchange Offer and that does not affect directly or indirectly the rights of other Hold- ers whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered; provided, however, that, with respect to any matter that directly or indi- rectly affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of each such Initial Purchaser with respect to which such amendment, qualification, sup- plement, waiver, consent or departure is to be effective. (e) Notices. All notices and other communications provided for or permitted hereun- der shall be made in writing by hand-delivery, first-class mail (registered or certified, return re- ceipt requested), telex, telecopier, or air courier guaranteeing overnight delivery: (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and (ii) if to the Company: WESCO Distribution, Inc. 225 West Station Square Drive, Suite 700 Pittsburgh, Pennsylvania 15219-1122 Telecopier No.: (412) 222-7566 Attention: Chief Financial Officer With a copy to: Jones Day 901 Lakeside Avenue Cleveland, Ohio 44114 Facsimile: (216) 579-0212 Attention: Michael J. Solecki All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing over- night delivery. Copies of all such notices, demands or other communications shall be concurrently deliv- ered by the Person giving the same to the Trustee at the address specified in the Indenture.

22 (f) Successors and Assigns. This Agreement shall inure to the benefit of and be bind- ing upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders of Transfer Restricted Securi- ties; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Trans- fer Restricted Securities from such Holder. (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF. (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the valid- ity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby. (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings be- tween the parties with respect to such subject matter.

[Signature Page to Registration Rights Agreement] IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above. WESCO DISTRIBUTION, INC. By: /s/ Brian M. Begg Name: Brian M. Begg Title: Treasurer

[Signature Page to Registration Rights Agreement] Guarantor: WESCO INTERNATIONAL, INC. By: /s/ Brian M. Begg Name: Brian M. Begg Title: Treasurer

[Signature Page to Registration Rights Agreement] The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written: GOLDMAN, SACHS & CO., as Representative of the several Initial Purchasers By: /s/ Charles Johnston Name: Charles Johnston Title: Managing Director